UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 6, 2006

LIZ CLAIBORNE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10689	13-2842791
(State or other	(Commission file number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

1441 Broadway, New York, New York, 10018
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (212) 354-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On July 6, 2006, Liz Claiborne, Inc. (the “Company”) completed the issuance of €350,000,000 5% Notes due July 8, 2013 (the “Notes”). The net proceeds of the offering are intended to refinance the Company’s outstanding €350,000,000 6.625% Notes due August 7, 2006, which were issued on August 7, 2001, and for general corporate purposes. The Notes bear interest from and including July 6, 2006, payable annually in arrears on July 8 of each year beginning on July 8, 2007.

The Notes will be listed on the Luxembourg Stock Exchange. The Notes have not been and will not be registered under the United States Securities Act of 1933, as amended (the “Securities Act”). The Notes have been offered for sale exclusively outside of the United States to non-U.S. investors in the non-U.S. capital markets, and may not be offered or sold within the United States or to or for the account or benefit of U.S. persons except in certain transactions exempt from the registration requirements of the Securities Act.

The Notes are direct, unconditional and unsecured obligations of the Company ranking pari passu, without any preference among themselves, with all other present and future outstanding unsecured and unsubordinated obligations of the Company, but contain a negative pledge provision. The Company may redeem all (but not some only) of the Notes either (i) at their principal amount together with interest accrued at the Company’s option in the event of certain changes affecting taxation, or (ii) at a premium, at the Company’s option at any time. The prospectus pursuant to which the Notes were offered sets forth, among other things, customary events of default, including the Company’s failure to pay interest or principal, acceleration of the Company’s indebtedness, the Company’s failure to perform its obligations under the Notes and certain cases of bankruptcy, insolvency or similar proceedings. In general, if an event of default occurs and is continuing, a Note may be declared immediately due and payable by its holder at its principal amount together with interest accrued. In the event of a change of control of the Company, the holders of the Notes have the option to require the Company to redeem or purchase any of the Notes at their principal amount together with interest accrued.

A copy of the press release announcing the consummation of the offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated July 6, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.

Dated: July 6, 2006	By:	/s/ Nicholas Rubino
	Name:	Nicholas Rubino
	Title:	Vice President, Deputy General Counsel and Secretary

EXHIBIT LISTING

Exhibit No.	Description
99.1	Press Release dated July 6, 2006.